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                        MFS(R) Union Standard Equity Fund

                  Supplement to Prospectus dated February 1, 1998


         Effective October 8, 1998, MFS will terminate its contractual relationships with American Capital Strategies, Ltd. ("ACS"). ACS was retained to perform three functions: to develop and maintain the Labor Sensitivity Index ("LSI"), a common stock index comprised of companies selected on the basis of labor sensitivity criteria; to administer the affairs of the Labor Advisory Board ("LAB"), which is comprised of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts; and to vote proxies of companies included in the Fund's portfolio.

         MFS is actively negotiating to retain another organization by October 9, 1998 to screen companies based on labor sensitivity criteria for the Fund. The LAB has expressed its willingness to associate itself with another organization and to provide that organization with substantially the same services it has provided to ACS (i.e., to assist in developing and applying labor screening criteria). Following the termination of MFS' arrangement with ACS, MFS and the Fund will have no further access to, and will not have the right to use, the LSI. The Fund will continue to invest, under normal market conditions, not less than 65% of its total assets in equity securities of companies that are presently contained in the LSI until a new arrangement with a new organization is in place. After the new arrangement is in place, the Fund intends to invest, under normal market conditions, not less than 65% of its total assets in equity securities of companies that are on an "approved list," provided to MFS by the newly engaged organization, which, with the assistance and guidance of the LAB, will screen companies for inclusion on this list.

         MFS will also seek to engage another organization to vote proxies of companies included in the Fund's portfolio. In the event that this new proxy voting arrangement is not in place when the current arrangement with ACS terminates, MFS will vote these proxies at its discretion during the interim period.

                      The date of this Supplement is September 15, 1998